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                                                                     EXHIBIT 10J


                                 AMENDMENT No. 3

                                     to the

                              UNITRODE CORPORATION

                         1992 EMPLOYEE STOCK OPTION PLAN

The Unitrode Corporation 1992 Employee Stock Option Plan (the "Plan") is hereby amended in accordance with the provisions of Section 10 of the Plan, by the Board of Directors, as follows:

     1. Section 5 of the Plan is amended by deleting subsection (d) in its entirety and substituting the following new subsection (d) in lieu thereof:

               "(d) LIMITATION ON NUMBER OF OPTIONS AND SARS GRANTED IN ANY
                    FISCAL YEAR.

                    The number of options and SARs that may be granted to an individual employee during any fiscal year shall be limited to 100,000; provided, however, that such limitation shall not apply to the Chief Executive Officer of the Corporation, who may be granted an unlimited number of options and SARs in any fiscal year."

     2. Section 7(c) of the Plan is amended by deleting subsection (4) in its entirety and adding new subsections (4) and (5) as follows:

               "(4) At the expiration of a period after the date of Retirement of the Recipient from the employ of Unitrode Corporation of
                    (i) two years in the case of non-qualified stock options and SARs; and (ii) ninety days in the case of incentive stock options. For the purposes of this Plan, the term "Retirement" shall mean the date upon which the Recipient leaves the employ of the Corporation on or after such Recipient's "Normal Retirement Date" or "Early Retirement Date" as such terms are defined in the Corporation's Profit Sharing/401(k) Savings Plan. This subsection 7(c)(4), as amended, shall apply prospectively only to stock options and SARs granted under the Plan on August 5, 1997 and subsequent thereto. All stock options and SARs granted prior to August 5, 1997 shall be subject to Section 7(c) as such section was in effect prior to August 5, 1997.





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               "(5) At the expiration of 60 days after the Recipient's
                    employment is terminated, if the Recipient's employment is terminated for any other reason than death, retirement, disability, or for cause."


     3. This Amendment is effective on the date set forth below. Except as set forth above, the Plan shall remain unchanged.




                                            UNITRODE CORPORATION



                                            /s/ Allan R. Campbell
                                            ----------------------------------
                                            Allan R. Campbell
                                            Secretary





Dated: August 5, 1997

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                                 AMENDMENT No. 4

                                     to the

                              UNITRODE CORPORATION

                         1992 EMPLOYEE STOCK OPTION PLAN

The Unitrode Corporation 1992 Employee Stock Option Plan (the "Plan") is hereby amended in accordance with the provisions of Section 10 of the Plan, by the Board of Directors, as follows:

     1. Section 2 of the Plan is amended by increasing the aggregate number of shares of the Common Stock, par value $.01 per share, of the Corporation available for issuance upon exercise of options or stock appreciation rights granted under the Plan from 6,000,000 to 7,000,000.

     2. This Amendment, adopted on the date set forth below, which shall be the effective date (the "Effective Date"), is subject to approval and ratification by the stockholders of the Corporation at the 1998 Annual Meeting of Stockholders, or any adjournment or postponement thereof. In the event that this Amendment is not approved and ratified by the stockholders within one year of the Effective Date, the Amendment shall be null and void.





                                            UNITRODE CORPORATION



                                            /s/ Allan R. Campbell
                                            ----------------------------------
                                            Allan R. Campbell
                                            Secretary





Dated: March 23, 1998